UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 26, 2008
(Date of earliest event reported)

TELKONET, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

001-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2008, the Board of Directors appointed Jeff Sobieski Chief Operating Officer of Telkonet, Inc.  Mr. Sobieski, 33, has served as the Company’s Executive Vice President, Energy Management since December 2007 and from March 2007 until December 2007, he served as Chief Information Officer of Ethostream, LLC, wholly-owned subsidiary of the Company.  From 2002 until his employment with the Company, Mr. Sobieski served as Chief Information Officer of Ethostream, LLC, the company he co-founded.  Mr. Sobieski remains employed pursuant to the terms of his existing employment agreement.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

99           Press Release, dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: July 2, 2008
By: /s/ Jason L. Tienor
Jason L. Tienor
Chief Executive Officer